Dreyfus

      Connecticut

      Intermediate Municipal

      Bond Fund

      SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit
sensitive,    such    as    lower    rated    bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

October    15,    2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

During the six-month period ended September 30, 2002, the fund achieved a total return of 7.03%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  8.98%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.17%.(3)

We attribute the fund's positive overall performance to low interest rates, weak economic growth and surging demand for tax-exempt securities from investors seeking a relatively safe haven from a falling stock market.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was primarily influenced by a persistently weak economy and robust investor demand for high quality, fixed-income securities during the reporting period. Despite the start of an economic recovery earlier this year, the reporting period was characterized by uneven economic growth. Although consumer spending remained strong, corporate capital spending continued to be anemic. Weak economic conditions were aggravated by other market forces, including a number of high-profile corporate scandals and heightened geopolitical tensions related to the war on terrorism and the Middle East conflict. In this challenging environment, the Federal Reserve Board (the "Fed") maintained an accommodative monetary policy, seeking to stimulate renewed economic growth by keeping short-term interest rates at 40-year lows.

However, the Fed' s stance has so far failed to help boost corporate profits, causing stock prices to fall sharply. As a result, investors have become increasingly risk averse, shifting assets away from stocks and toward relatively stable assets such as high quality municipal bonds. This surge in investor demand has put additional downward pressure on yields. When bond yields fall, their prices rise, contributing positively to total returns. Of course, the converse also is true.

The weak economy also affected Connecticut's fiscal condition. The state lost jobs during the 2001 recession and has collected less tax revenue than it had anticipated. As a result, Connecticut issuers have issued a larger volume of bonds than during the same period one year earlier. Although greater issuance tends to put upward pressure on bond yields, robust investor demand has absorbed the increased supply, and bond yields have remained low.

We have proceeded cautiously in this uncertain market climate, attempting to reduce price volatility and generate competitive levels of tax-exempt income. Accordingly, we have focused on high quality securities with good liquidity characteristics, which make bonds relatively easy to buy and sell quickly. We have also attempted to take advantage of the relatively large yield differences between the short and long ends of the intermediate-term maturity range, focusing on bonds at the longer end because of their higher returns. We have also successfully employed yield enhancement strategies designed to boost income without incurring substantially greater risks.

What is the fund's current strategy?

Despite recent fiscal pressures, we believe that Connecticut is in better fiscal condition than many other states, primarily because of its relatively wealthy population, strong real estate values and high property tax assessments. Nonetheless, we have continued to maintain a relatively conservative posture, emphasizing quality and liquidity in an uncertain economic environment. We have also emphasized income-oriented bonds that tend to perform relatively well in volatile markets. Finally, we have stressed broad diversification among Connecticut issuers, complementing state-issued securities with bonds from local issuers that derive most of their revenues from property taxes instead of income taxes. In our view, these strategies represent a prudent course in a challenging investment climate.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                        Amount ($)               Value ($)
--------------------------------------------------------------------------------

CONNECTICUT--70.8%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,996,820

Connecticut:

   5.25%, 3/15/2010                                                                           5,100,000                5,688,387

   5.25%, 12/15/2010                                                                             50,000                   57,716

   8.469%, 12/15/2010                                                                         1,250,000  (a,b)         1,635,813

   5.375%, 12/15/2010                                                                         4,100,000                4,769,612

   5.75%, 6/15/2011                                                                              30,000                   35,177

   9.369%, 6/15/2011                                                                          1,500,000  (a,b)         2,017,650

   5.125%, 11/15/2013                                                                         1,500,000                1,695,945

   Airport Revenue (Bradley International Airport)

      5.25%, 10/1/2017 (Insured; FGIC)                                                        4,275,000                4,604,645

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,020,200

      5.40%, 6/1/2007                                                                         1,805,000                1,948,895

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,156,520

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.25%, 9/1/2007                                                                      1,115,000                1,259,671

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,539,357

         5.375%, 9/1/2008                                                                     2,500,000                2,853,975

         5.50%, 11/1/2012                                                                     3,830,000                4,531,541

Connecticut Development Authority, Revenue

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; FGIC)                                        2,405,000                2,755,216

   First Mortgage Gross:

      (Church Homes, Inc.) 5.70%, 4/1/2012                                                    1,990,000                1,982,498

      (Elim Park Baptist) 5.375%,12/1/2011                                                    1,765,000                1,766,218

Connecticut Health and Educational
   Facilities Authority, Revenue:

      (Greenwich Hospital)
         5.75%, 7/1/2006 (Insured; MBIA)                                                      1,000,000                1,129,670

      (Hospital for Special Care) 5.125%, 7/1/2007                                            1,700,000                1,808,783

      (New Haven) 6.625%, 7/1/2016                                                            2,000,000                2,126,140

      (Park Fairfield Health Center) 6.25%, 11/1/2021                                         2,500,000                2,674,600

      (Saint Marys Hospital) 6%, 7/1/2005                                                     1,070,000                1,104,625

      (Stamford Hospital)
         5.20%, 7/1/2007 (Insured; MBIA)                                                      2,210,000                2,453,785

      (Quinnipiac College) 6%, 7/1/2013                                                       2,445,000                2,513,142

      (University of New Haven) 6%, 7/1/2006                                                    500,000                  533,520

      (Windham Community Memorial Hospital)

         5.75%, 7/1/2011                                                                        800,000                  866,896

      (Yale New Haven Hospital)
         5.50%, 7/1/2013 (Insured; MBIA)                                                      1,000,000                1,119,820


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Higher Education Supplemental Loan Authority,
  Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                         925,000                  984,034

      5.80%, 11/15/2005                                                                       1,265,000                1,364,290

      5.90%, 11/15/2006                                                                       1,330,000                1,422,116

      5.50%, 11/15/2008                                                                       1,300,000                1,407,926

      5.60%, 11/15/2009                                                                       1,380,000                1,485,473

      5.625%, 11/15/2011 (Insured; AMBAC)                                                     1,115,000                1,216,287

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.65%, 11/15/2007                                                                       1,000,000                1,033,750

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,031,980

      5.90%, 11/15/2015                                                                       3,500,000                3,739,925

Connecticut Resource Recovery Authority, Revenue:

   (American Refunding-Fuel Co.) 5.50%, 11/15/2015                                            3,250,000                3,257,800

   (Bridgeport Resco Co. LP) 5.375%, 1/1/2006                                                 2,500,000                2,759,775

   (Mid-Connecticut System) 5.50%, 11/15/2012                                                 2,000,000                1,904,380

Danbury:

   5.10%, 8/15/2003                                                                             815,000                  841,325

   5.25%, 8/15/2004                                                                             815,000                  871,202

Eastern Connecticut Resources Recovery Authority,

  Solid Waste Revenue (Wheelabrator Lisbon Project)

   5.25%, 1/1/2006                                                                              820,000                  832,628

Fairfield 5.50%, 4/1/2011                                                                     2,030,000                2,382,591

Greenwich Housing Authority, MFHR

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                2,009,300

Hamden 5.25%, 8/15/2014 (Insured; MBIA)                                                       1,000,000                1,149,250

Hartford, Package System Revenue 6.40%, 7/1/2020                                              1,000,000                1,071,710

Middletown 5%, 4/15/2008                                                                      1,760,000                1,967,574

New Britain 5.50%, 3/1/2004 (Insured; MBIA)                                                   1,000,000                1,056,570

New Canaan:

   5.25%, 2/1/2009 (Prerefunded 2/1/2006)                                                       550,000  (c)             607,354

   5.30%, 2/1/2010 (Prerefunded 2/1/2006)                                                       650,000  (c)             718,829

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000                1,067,378

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,324,968

   5.25%, 11/1/2011 (Insured; FGIC)                                                           1,335,000                1,554,407

   5.375%, 11/1/2013 (Insured; FGIC)                                                          1,420,000                1,673,839

   (Air Rights Parking Facility Revenue)

      5.375%, 12/1/2011 (Insured; AMBAC)                                                      1,165,000                1,359,380

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

North Stonington 5%, 4/15/2014 (Insured: MBIA)                                                  540,000                  607,883

Norwich 5.75%, 9/15/2005 (Prerefunded 9/15/2004)                                                875,000  (c)             962,176

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                1,739,653

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,212,863

University of Connecticut
   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                2,146,666

Westport:

   5.10%, 6/15/2003                                                                             500,000                  512,875

   5.20%, 6/15/2004 (Prerefunded 6/15/2003)                                                     500,000  (c)             523,125

U.S. RELATED--25.5%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2012                                                                            1,500,000                1,652,910

   5.75%, 7/1/2013                                                                            1,300,000                1,423,513

   5.75%, 7/1/2014                                                                            4,000,000                4,352,560

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                               55,000                   58,685

   5.30%, 7/1/2004 (Insured; MBIA)                                                              945,000                1,008,655

   (Public Improvement):

      5.25%, 7/1/2010                                                                         1,250,000                1,418,675

      5.25%, 7/1/2012 (Insured; FSA)                                                          2,600,000                3,037,450

      5.25%, 7/1/2014 (Insured; MBIA)                                                         1,000,000                1,168,960

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5.20%, 5/15/2012                                                                        795,000  (d)             646,653

      0/5.45%, 5/15/2016                                                                      1,445,000  (d)           1,145,365

      5%, 5/15/2022                                                                             500,000                  512,150

Guam Government

  Limited Obligation Highway

      5.25%, 5/1/2011 (Insured; FSA)                                                          2,000,000                2,308,060

Puerto Rico Commonwealth Highway & Transportation
   Authority, Highway Revenue

   5.50%, 7/1/2009 (Insured; FSA)                                                             2,000,000                2,333,400

Puerto Rico Electric Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                4,817,040

   5%, 7/1/2011                                                                               3,000,000                3,373,890

Puerto Rico Public Buildings Authority

   5.75%, 7/1/2015                                                                            4,250,000                4,424,080


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Virgin Islands Public Finance Authority, Revenue

  Gross Receipts Taxes Loan:

      5.625%, 10/1/2010                                                                       1,000,000                1,086,450

      6.375%, 10/1/2019                                                                       3,000,000                3,442,380

   Matching Fund

      5.50%, 10/1/2008                                                                        1,500,000                1,649,654

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $140,095,822)                                                                                               150,308,649
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.2%
--------------------------------------------------------------------------------

Connecticut Health and Educational Facilities Authority,

  Revenue,VRDN:

      (Quinnipac University) 1.90%                                                            2,500,000  (e)           2,500,000

      (Yale University) 2%                                                                    1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,500,000)                                                                                                   3,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $143,595,822)                                                             98.5%              153,808,649

CASH AND RECEIVABLES (NET)                                                                         1.5%                2,423,084

NET ASSETS                                                                                       100.0%              156,231,733

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              42.6

AA                               Aa                              AA                                               28.1

A                                A                               A                                                10.6

BBB                              Baa                             BBB                                              15.1

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           2.3

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2002, THESE SECURITIES AMOUNTED TO $3,653,463 OR 2.3% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           143,595,822   153,808,649

Cash                                                                    933,681

Interest receivable                                                   2,173,472

Receivable for investment securities sold                             2,014,020

Prepaid expenses                                                          6,467

                                                                    158,936,289
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            73,964

Payable for investment securities purchased                           1,697,618

Payable for shares of Beneficial Interest redeemed                      874,741

Accrued expenses                                                         58,233

                                                                      2,704,556
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      156,231,733
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     146,578,224

Accumulated undistributed investment income--net                         81,370

Accumulated net realized gain (loss) on investments                    (640,688)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      10,212,827
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      156,231,733
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest Authorized) 10,864,772

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.38

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,640,634

EXPENSES:

Management fee--Note 3(a)                                              441,881

Shareholder servicing costs--Note 3(b)                                  71,769

Professional fees                                                       29,179

Custodian fees                                                           9,527

Prospectus and shareholders' reports                                     6,907

Registration fees                                                        5,021

Trustees' fees and expenses--Note 3(c)                                   4,562

Loan commitment fees--Note 2                                               579

Miscellaneous                                                            7,147

NET EXPENSES                                                           576,572

INVESTMENT INCOME--NET                                               3,064,062
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                393,539

Net unrealized appreciation (depreciation) on investments            6,547,441

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,940,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,005,042

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,064,062            6,061,005

Net realized gain (loss) on investments           393,539              666,576

Net unrealized appreciation (depreciation)
   on investments                               6,547,441           (2,134,350)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,005,042            4,593,231
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,087,453)          (5,990,709)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  21,048,665           25,139,582

Dividends reinvested                            2,336,511            4,546,661

Cost of shares redeemed                       (12,074,177)         (25,856,224)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            11,310,999            3,830,019

TOTAL INCREASE (DECREASE) IN NET ASSETS        18,228,588            2,432,541
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           138,003,145          135,570,604

END OF PERIOD                                 156,231,733          138,003,145

Undistributed investment income--net               81,370              104,761
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,501,963            1,808,975

Shares issued for dividends reinvested            165,924              327,233

Shares redeemed                                  (860,167)          (1,863,214)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     807,720              272,994

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                        September 30, 2002                                     Year Ended March 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002(a)       2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.72         13.86         13.37         13.97          13.87         13.33

Investment Operations:

Investment income--net                                 .29(b)        .61(b)        .60           .58            .58           .60

Net realized and unrealized
   gain (loss) on investments                          .67          (.15)          .49          (.60)           .10           .54

Total from Investment Operations                       .96           .46          1.09          (.02)           .68          1.14

Distributions:

Dividends from
   investment income--net                             (.30)         (.60)         (.60)         (.58)          (.58)         (.60)

Dividends from net realized
   gain on investments                                  --             --         (.00)(c)        --             --             --

Total Distributions                                   (.30)         (.60)         (.60)         (.58)          (.58)         (.60)

Net asset value, end of period                       14.38         13.72         13.86         13.37          13.97         13.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      7.03(d)       3.44          8.31         (.10)           4.96          8.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .78(e)        .77           .79          .79             .80           .78

Ratio of net investment income
   to average net assets                              4.16(e)       4.38          4.46         4.29            4.13          4.34

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           .00(f)        .02          .03             .06           .06

Portfolio Turnover Rate                              12.87(d)      28.50         34.90        13.33           12.71          6.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     156,232       138,003       135,571      125,702         141,961       132,282


(A) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET INVESMENT INCOME PER SHARE BY LESS THAN $.01 AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSET FROM 4.35% TO 4.38%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,786 during the period ended September 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $900,936 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied,

$581,265 of the carryover expires in fiscal 2004, $42,968 expires in fiscal 2008 and $276,703 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 were as follows: tax exempt income $5,990,709. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $38,349 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $25,696 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. During the period ended September 30, 2002, redemption fees charged and retained by the fund amounted to $33.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002 amounted to $26,025,762 and $18,357,540, respectively.

At September 30, 2002, accumulated net unrealized appreciation on investments was $10,212,827, consisting of $10,465,291 gross unrealized appreciation and $252,464 gross unrealized depreciation.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Connecticut Intermediate Municipal  Bond Fund

                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  914SA0902